STATEMENT TO NOTEHOLDERS	EXHIBIT 99.2

(i) Amount of principal being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 BV 1)	$27,630,047.48
per $1,000 original principal balance	$128.93

(b) Class A-2 Notes (CUSIP No. 149114 BW 9)	$0.00
per $1,000 original principal balance	$0.00

(c) Class A-3 Notes (CUSIP No. 149114 BX 7)	$0.00
per $1,000 original principal balance	$0.00

(d) Class A-4 Notes (CUSIP No. 149114 BY 5)	$0.00
per $1,000 original principal balance	$0.00

(e) Class B Notes (CUSIP No. 149114 BZ 2)	$0.00
per $1,000 original principal balance	$0.00

(f) Total	$27,630,047.48

(ii) Amount of interest being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 BV 1)	$565,963.90
per $1,000 original principal balance	$2.64

(b) Class A-2 Notes (CUSIP No. 149114 BW 9)	$667,950.00
per $1,000 original principal balance	$3.05

(c) Class A-3 Notes (CUSIP No. 149114 BX 7)	$793,000.00
per $1,000 original principal balance	$3.25

(d) Class A-4 Notes (CUSIP No. 149114 BY 5)	$486,396.67
per $1,000 original principal balance	$3.42

(e) Class B Notes (CUSIP No. 149114 BZ 2)	$83,549.67
per $1,000 original principal balance	$3.56

(f) Total	$2,596,860.23

(iii) (a) Aggregate Contract Balance at end of related collection period	$810,722,697.69
(b)Note Value at end of related collection period	$804,492,424.41

(iv) After giving effect to distributions on this Distribution Date

(a) (1) outstanding principal amount of Class A-1 Notes	$164,975,131.21
(2) Class A-1 Note Pool Factor	0.77

(b) (1) outstanding principal amount of Class A-2 Notes	$219,000,000.00
(2) Class A-2 Note Pool Factor	1.00

(c) (1) outstanding principal amount of Class A-3 Notes	$244,000,000.00
(2) Class A-3 Note Pool Factor	1.00

(d) (1) outstanding principal amount of Class A-4 Notes	$142,360,000.00
(2) Class A-4 Note Pool Factor	1.00

(e) (1) outstanding principal amount of Class B Notes	$23,480,000.00
(2) Class B Note Pool Factor	1.00

(v) Amount of Servicing Fee paid	$693,435.39

(vi) Amount of Administration fee being paid	$500.00

(vii) Aggregate Amount of Realized Losses for the related Collection Period	$0.00

(viii) Aggregate amount of Cumulative Realized Losses through the related
Collection period	$0.00

(viii) Aggregate Purchase Amounts for Collection Period	$4,562,025.80

(ix) Balance of Reserve Account at end of related Collection Period	$15,252,026.13

(x) Specified Reserve Account Balance at end of related Collection Period	$17,076,345.86